Chesterfield Financial Corp.
                           10801 South Western Avenue
                             Chicago, Illinois 60643

                                October 17, 2001

Dear Stockholder:

               You are cordially invited to attend the First Annual Meeting of Stockholders of Chesterfield Financial Corp. (the "Company"). Our Annual Meeting will be held at the main office of the Company, 10801 South Western Avenue, Chicago, Illinois, on Tuesday, November 20, 2001 at 12:00 noon, local time.

               The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

               The business to be conducted at the Annual Meeting consists of the election of two directors, the adoption of the Company's 2001 Stock Option Plan and 2001 Recognition and Retention Plan and the ratification of the appointment of independent auditors for the fiscal year ending June 30, 2002. For the reasons set forth in the Proxy Statement, the Board of Directors of the Company unanimously recommends a vote "FOR" each matter to be considered.

               On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, whether or not you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

                                                         Sincerely,


                                                         /s/ Michael E. DeHaan
                                                         -----------------------
                                                         Michael E. DeHaan
                                                         Chairman, President and
                                                         Chief Executive Officer

                          Chesterfield Financial Corp.
                           10801 South Western Avenue
                             Chicago, Illinois 60643
                                 (773) 239-6000

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On November 20, 2001

               Notice is hereby given that the Annual Meeting of Stockholders of Chesterfield Financial Corp. (the "Company") will be held at the main office of the Company, 10801 South Western Avenue, Chicago, Illinois, on November 20, 2001 at 12:00 noon, local time.

               A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

               The Annual Meeting is for the purpose of considering and acting upon:

               1.   The election of two directors;
               2. The approval of the Chesterfield Financial Corp. 2001 Stock Option Plan;
               3. The approval of the Chesterfield Financial Corp. 2001 Recognition and Retention Plan;
               4. The ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the Company for the fiscal year ending June 30, 2002; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

               Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, including all adjournments of the Annual Meeting. Stockholders of record at the close of business on October 1, 2001, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at 10801 South Western Avenue, Chicago, Illinois, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

               EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                              By Order of the Board of Directors


                                              /s/ Richard E. Urchell
                                              ----------------------
October 17, 2001                              Richard E. Urchell
Chicago, Illinois                             Corporate Secretary


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                          Chesterfield Financial Corp.
                           10801 South Western Avenue
                             Chicago, Illinois 60643
                                 (773) 239-6000

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 20, 2001

               This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Chesterfield Financial Corp. (the "Company" or "Chesterfield Financial") to be used at the Annual Meeting of Stockholders of the Company, which will be held at the main office of the Company, 10801 South Western Avenue, Chicago, Illinois, on November 20, 2001, at 12:00 noon, local time, and all adjournments of the annual meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about October 17, 2001.

                              REVOCATION OF PROXIES


               Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this proxy statement for consideration at the annual meeting.

               A proxy may be revoked at any time prior to its exercise by the filing of a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the annual meeting.

                                VOTING SECURITIES


               Holders of record of the Company's common stock, par value $.01 per share, as of the close of business on October 1, 2001 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 4,304,738 shares of common stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of common stock outstanding and entitled to vote is necessary to constitute a quorum at this annual meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this annual meeting, the annual meeting may be adjourned in order to permit the further solicitation of proxies.

               In accordance with the provisions of the Company's Certificate of Incorporation, record holders of common stock who beneficially own in excess of 10% of the outstanding shares of common stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES


               As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the two nominees proposed by the Board, or to WITHHOLD authority to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and

Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

               As to the ratification of Crowe, Chizek and Company LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast, without regard to broker non-votes, or proxies marked "ABSTAIN."

               As to the approval of the Chesterfield Financial Corp. 2001 Stock Option Plan and the Chesterfield Financial Corp. 2001 Recognition and Retention Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the item;
(ii) vote AGAINST the item; or (iii) ABSTAIN from voting on such item. These plans must be approved by a majority of the shares outstanding and eligible to be voted at the annual meeting. Therefore, broker non-votes and abstentions will have the same effect as a vote against the plans.

               Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board. If there are insufficient votes to approve any matter presented at the annual meeting, the annual meeting may be adjourned from time to time in order to permit further solicitation of proxies.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS


               Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of October 1, 2001, the shares of common stock beneficially owned by persons who beneficially own more than five percent of the Company's outstanding shares of common stock, including shares owned by directors and executive officers.

                                         Amount of Shares
                                         Owned and Nature      Percent of Shares
        Name and Address of               of Beneficial        of Common Stock
         Beneficial Owners                  Ownership            Outstanding

All Directors and Executive Officers        126,200                 2.9%
  as a Group (6 persons)

Chesterfield Federal Savings and Loan       344,379                 8.0%
   Association of Chicago Employee Stock
   Ownership Plan
10801 South Western Avenue
Chicago, Illinois  60643

SuNOVA Partners, L.P. (1)                   223,800                 5.2%
SuNOVA Holdings, LLC
SuNOVA Capital, LP
SuNOVA, LLC
Matthew Byrnes
Felice Gelman
780 Third Avenue
30th Floor
New York, New York   10017

-----------------------------
(1) As disclosed in a Form 13-G filed with the SEC on July 2, 2001.

                       PROPOSAL I - ELECTION OF DIRECTORS


               The Company's Board of Directors consists of six members. The Company's Bylaws provide that one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year term and until their respective successors shall have been elected and shall qualify. Two Directors will be elected at the Company's annual meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify. The Board of Directors has nominated Robert
T. Mangan and Donald D. Walters for election as Directors, each of whom is currently a member of the Board of Directors.

               The following table sets forth certain information, as of October 1, 2001, regarding the Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

                                      Position(s) With                        Director     Expiration                  Percent
                  Name                  the Company                    Age    Since(1)      of Term       Owned(2)     of Class
--------------------------------------------------------------------------------------------------------------------------------
                                          NOMINEES

Robert T. Mangan                          Director                     72       1979          2004         20,000         *
Donald D. Walters                         Director                     72       1987          2004         3,000          *


                               DIRECTORS CONTINUING IN OFFICE

Michael E. DeHaan(3)      Chairman, President and Chief Executive      57       1974          2003         40,000         *
                                          Officer
C.C. DeHaan(3)                            Director                     69       1967          2002         33,000         *
David M. Steadman                         Director                     52       1988          2003         20,000         *
Richard E. Urchell         Director, Vice President and Secretary      65       1995          2002         10,200         *

-----------------------------
*    Less than 1%
(1) Reflects initial appointment to the Board of Directors of Chesterfield Federal Savings and Loan Association of Chicago or its predecessors, except as otherwise indicated.
(2) Unless otherwise indicated, each person effectively exercises sole (or shared with spouse) voting and dispositive power as to the shares reported.
(3)  Michael E. DeHaan and C.C. DeHaan are second cousins.

               The business experience for the past five years of each of Chesterfield Financial's directors and executive officers is as follows:

               Michael E. DeHaan. Mr. DeHaan has served as Chesterfield Financial's Chairman, President and Chief Executive Officer since its formation in January 2001. Mr. DeHaan has been employed by Chesterfield Federal Savings and Loan Association of Chicago since 1967, and has served as President and Chief Executive Officer since 1983 and Chairman of the Board since 1991.

               C.C. DeHaan. Prior to his retirement in 1993, Mr. DeHaan served as President of Chesterfield Federal's wholly owned subsidiary, Chesterfield Service Corporation (now named Chesterfield Insurance Services, L.L.C.).

               Robert T. Mangan. Mr. Mangan is the Secretary/Treasurer of Mangan Realty, where he has worked since 1960.

               David M. Steadman. Mr. Steadman is a self-employed attorney and real estate broker, and has owned Steadman Realty Co. since 1981.

               Richard E. Urchell. Mr. Urchell has served as Chesterfield Financial's Vice President and Secretary since its formation in January 2001. Mr. Urchell has been employed by Chesterfield Federal since 1977, and has served as Vice President and Secretary since 1992.

               Donald D. Walters. Prior to his retirement in 1994, Mr. Walters served as Vice President and Treasurer of Chesterfield Federal.

Meetings of the Board and Committees of the Board

               The Board of Directors of Chesterfield Financial meets quarterly, or more often as necessary. The Board of Directors of the Company has an Audit Committee, a Nominating Committee and a Compensation Committee. The Board of Directors of Chesterfield Financial met two times since its formation in January 2001. No Director attended fewer than 75% in the aggregate of the total number of Board meetings held and the total number of committee meetings on which he or she served during fiscal 2001, including Board and committee meetings of Chesterfield Federal.

               The Audit Committee ensures compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform Chesterfield Financial's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Steadman, Walters and Mangan.

               The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not standing for election.

               The Compensation Committee reviews executive compensation matters. The current members of this committee are Directors Steadman and Mangan.

 Audit Committee Report

               In accordance with rules recently established by the SEC, the Audit Committee has prepared the following report for inclusion in the proxy statement. Each member of the Audit Committee satisfies the definition of independent director as established by the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit A.

               As part of its ongoing activities, the Audit Committee has:

                  o Reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2001;

                  o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

                  o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

               Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 and be filed with the SEC.

               This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               The Audit Committee

                                Robert T. Mangan
                                David M. Steadman
                                Donald D. Walters

Compensation of Directors of Chesterfield Financial

               Directors do not receive compensation for their service on the board of Chesterfield Financial. Directors were paid an annual retainer fee of $15,000 for the year ended June 30, 2001 for their service on the board of Chesterfield Federal. Directors do not receive additional fees for their service on committees.

               Supplemental Benefit Plan for Outside Directors. Chesterfield Federal maintains a supplemental benefit plan for outside directors to provide retirement income to participants upon their resignation or termination from the Board of Directors. Messrs. C.C. DeHaan, Robert Mangan, David Steadman, and Donald Walters are the initial participants in this plan. The Board may, in its discretion, designate additional outside directors as participants. The plan administrator maintains an account for each participant. Participants become vested in their retirement benefits under this plan upon the earlier of death, disability, a change in control, or completion of four years of continuous service. Retirement benefits are payable in installments of $1,000 per month for a period of 120 months. Notwithstanding the foregoing, upon a change in control, a participant will be entitled to the present value of his vested retirement benefit (or, if payments have already commenced, the remainder thereof) in the form of a lump sum, payable as soon as practicable following the change in control. If a participant dies before payments of his vested retirement benefit have commenced, or after payments have commenced, payments will be made to his beneficiary. The plan is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the plan are payable from the general assets of Chesterfield Federal; however, Chesterfield Federal has approved the establishment of a rabbi trust to ensure that sufficient assets will be available to pay the benefits under the plan.

               Deferred Compensation Plan for Directors. Chesterfield Federal maintains an unfunded deferred compensation plan for directors pursuant to which directors may elect to defer all or a portion of their annual fees. Interest on the deferred fees will be credited at the greater rate of 7%, with daily compounding, or the rate offered by Chesterfield Federal to individual customers on the first day of each calendar year for 18-month IRA accounts. Upon a participant's death, retirement, resignation or removal, amounts deferred under this plan, including accumulated interest, will be paid to the participant or his beneficiary over a period of up to ten years, as determined by a majority vote of the remaining directors. Payments will commence on the first day of the calendar year following the year in which the director ceases to be a director. Upon the death of a former director prior to the expiration of the period during which the deferred amounts are payable, the balance of the deferred fees and interest will be paid either in installments to the participant's beneficiary or in a lump sum, as determined by the Board. The plan is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the plan are payable from the general assets of Chesterfield Federal; however, Chesterfield Federal has approved the establishment of a rabbi trust to ensure that sufficient assets will be available to pay the benefits under the plan.

Executive Compensation

               The following table sets forth information concerning the compensation paid or granted to Chesterfield Federal's Chief Executive Officer. No other executive officer of Chesterfield Federal had aggregate annual compensation in excess of $100,000 in fiscal 2001.


                         Annual Compensation                                            Long-Term Compensation
--------------------------------------------------------------   -----------------------------------------------------------------
                                                                            Awards                         Payouts
                                                                 ----------------------------   ----------------------------------
                                Year                                 Other         Restricted
              Name and          Ended                                Annual          Stock      Options/     LTIP      All Other
         Principal Position    6/30(1)     Salary      Bonus     Compensation(2)     Awards     SARS(#)    Payouts    Compensation
----------------------------  ---------  ----------  ---------   ---------------  -----------  ---------  ---------  --------------
Michael E. DeHaan,              2001      213,600      12,115        15,000            --          --         --           --
Chairman, President and
Chief Executive Officer

----------------------

(1) Summary compensation information is excluded for the fiscal years ended June 30, 2000 and 1999, as Chesterfield Financial was not a public company during these periods.
(2) Consists of director's fees of $15,000. Does not include the aggregate amount of other personal benefits, which did not exceed 10% of the total salary and bonus reported.

Compensation Committee Interlocks and Insider Participation

               Chesterfield Financial does not independently compensate its executive officers, directors, or employees. Chesterfield Federal's Compensation Committee retains the principal responsibility for the compensation of the President and Chief Executive Officer. The Compensation Committee consists of Directors Mangan and Steadman.

               During the fiscal year ended June 30, 2001, Chesterfield Financial had no "interlocking" relationships in which (1) any Executive Officer is a member of the Board of Directors of another entity, one of whose executive officers is a member of Chesterfield Financial's Board of Directors, or (2) any Executive Officer is a member of the compensation committee of another entity, one of whose executive officers is a member of Chesterfield Financial's Board of Directors. During the year ended June 30, 2001 the Compensation Committee met one time.

Report of the Compensation Committee on Executive Compensation

               Under rules established by the SEC, Chesterfield Financial is required to provide certain data and information in regard to the compensation and benefits provided to Chesterfield Financial's Chief Executive Officer and other executive officers of Chesterfield Financial. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, Chesterfield Federal's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

               The Board has delegated to the Compensation Committee the responsibility of assuring that the compensation of the Chief Executive Officer is consistent with the compensation strategy, competitive practices, the performance of Chesterfield Federal, and the requirements of appropriate regulatory agencies. Only non-employee directors serve on the Compensation Committee and participate in executive compensation decision-making. Any cash compensation paid to executive officers is paid by Chesterfield Federal. Chesterfield Financial does not currently pay any cash compensation to executive officers.

               The primary goal of Chesterfield Federal and its Compensation Committee is to provide an adequate level of compensation and benefits in order to attract and retain key executives. The performance of each officer is reviewed annually to determine his or her contribution to the overall success of the institution.

                           The Compensation Committee

                                Robert T. Mangan
                                David M. Steadman

Stock Performance Graph

               Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Company's common stock for the period beginning with the last trade of the Company's stock on May 2, 2001, as reported by the Nasdaq National Market, through June 30, 2001, (b) the cumulative total return on stocks included in the Nasdaq Composite Index over such period, and
(c) the cumulative total return of stocks included in the S&P Savings & Loan Companies Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.


[GRAPH - GRAPH PLOTTED POINTS LISTED BELOW]


CHESTERFIELD FINANCIAL CORP.

                                                         Cumulative Total Return

CHESTERFIELD FINANCIAL CORP.                                100.00     109.08
NASDAQ STOCK MARKET (U.S.)                                  100.00     102.56
S & P SAVINGS AND LOAN COMPANIES                            100.00     111.68

               General Benefits. Chesterfield Federal currently provides health care benefits, including medical, disability and group life insurance, subject to certain deductibles and copayments, for its full time employees.

               Employment Agreement. Chesterfield Federal has entered into an employment agreement with its Chairman, President and Chief Executive Officer Michael E. DeHaan, which provides for a term of 36 months. On each anniversary date, the agreement extends for an additional 12 months, so that the remaining term shall be 36 months, unless notice of non-renewal is given. If the agreement is not renewed, the agreement expires 36 months following the anniversary date. The current annual base salary for Mr. DeHaan is $217,200. The base salary may be increased but not decreased. In addition to the base salary, the agreement provides for, among other things, insurance benefits, including lifetime health benefits for Mr. DeHaan and his spouse that convert to supplemental Medicare coverage upon reaching age 65, and participation in other employee and fringe benefits applicable to executive personnel. The agreement provides for termination of the executive by Chesterfield Federal for cause at any time. In the event Chesterfield Federal terminates the executive's employment during the term of the agreement for reasons other than cause, or in the event of the executive's resignation from Chesterfield Federal upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than 30 miles, (iii) liquidation or dissolution of Chesterfield Federal, or (iv) a breach of the agreement by Chesterfield Federal, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times his highest rate of base salary and bonus, which would be approximately $688,000 if termination occured in 2001. Chesterfield Federal would also continue the executive's life and, if applicable, dental coverage for the remaining unexpired term of the agreement. In the event the payments to the executive would include an "excess parachute payment" as defined in the Internal Revenue Code, the payments would be reduced in order to avoid having an excess parachute payment.

               The executive's employment may be terminated upon his attainment of age 65 or a later age as may be required by law or consented to by the board of directors. Upon Mr. DeHaan's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by Chesterfield Federal. In the event of the executive's disability for a period of six months, Chesterfield Federal may terminate the agreement provided that Chesterfield Federal will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Chesterfield Federal. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Chesterfield Federal or another employer,
(ii) his attainment of age 65, or (iii) his death.

               Severance Plan for Officers and Employees. Chesterfield Federal has entered into a severance plan for the benefit of its officers and employees. Employees who have worked at Chesterfield Federal for one or more years are eligible to participate in the plan. Upon a change in control of Chesterfield Federal followed within two years by the involuntary or, in certain instances, voluntary termination of the non-officer employee's employment, other than termination for cause, Chesterfield Federal or its successor will pay a non-officer employee an amount equal to the following: for every two years of employment, one month's base salary or rate of pay paid by Chesterfield Federal or its successor for the last full calendar month of employment prior to the termination. The maximum cash severance benefit for non-officer employees is six months of salary. An employee who has worked for Chesterfield Federal for at least one year but less than two years will be entitled to one month's severance benefits. In addition, Chesterfield Federal will continue life and medical coverage for one month for every two years of the non-officer employee's employment, up to six months of coverage.

               Upon a change in control of Chesterfield Federal followed within two years by the involuntary or in certain instances, voluntary termination of a participating officer's employment, other than termination for cause, Chesterfield Federal or its successor will pay the executive an amount equal to the wages, salary, bonus and incentive cash compensation paid by Chesterfield Federal to the officer for the 12-month period ending on the date of termination. In addition, Chesterfield Federal will continue life and medical coverage for a period of 12 months following the officer's termination of employment. Employees who are covered by an employment agreement are not eligible for the severance.

               Employee Stock Ownership Plan and Trust. Chesterfield Federal has implemented an employee stock ownership plan in connection with its conversion to stock form. Employees with at least one year of employment with Chesterfield Federal and who have attained age 18 are eligible to participate.

               A participant who terminates employment for reasons other than death, retirement, or disability prior to five years of credited service under the employee stock ownership plan will forfeit his benefits. Nonvested benefits will become fully vested upon five years of credited service, or prior to five years of credited service in connection with a participants death or disability or termination of the plan. In the event of a change in control (as defined in the plan) the employee stock ownership plan will terminate.

               In connection with the establishment of the employee stock ownership plan, Chesterfield Federal established a committee of nonemployee directors to administer the employee stock ownership plan. Chesterfield Federal appointed an independent financial institution to serve as trustee of the employee stock ownership plan. The employee stock ownership plan trustee, subject to its fiduciary duty, must vote all allocated shares held in the employee stock ownership plan in accordance with the instructions of participating employees. Under the employee stock ownership plan, nondirected shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock, so long as the vote is in accordance with the provisions of ERISA.

               Supplemental Benefit Plan. Chesterfield Federal maintains a supplemental benefit plan for inside directors to provide retirement income to participants upon their separation from service due to termination of employment, death, disability, or upon a change in control. Messrs. Michael DeHaan and Richard Urchell are the initial participants in this plan. The Board of Directors may, in its discretion, designate additional inside directors as participants. In the case of Director DeHaan, the total retirement benefit from this plan, when added to his benefits under the tax-qualified plan (other than the employee stock ownership plan) and the OBRA Recapture Plan, discussed below, is intended to provide an annual retirement benefit equal to 70% of his salary. In the case of Director Urchell, his retirement benefit under this plan will be an annual payment of $24,000 (without offset for other retirement benefits). Upon retirement, Messrs. DeHaan and Urchell will be entitled to their account balances, payable in annual installments over periods of 20 and 15 years, respectively, unless they elect another form of payment. In the event of a participant's death before payments under this plan have commenced or before benefits are completely paid, benefits will be paid to the participant's beneficiary. The plan is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the plan are payable from the general assets of Chesterfield Federal; however, Chesterfield Federal has approved the establishment of a rabbi trust to ensure that sufficient assets will be available to pay the benefits under the plan.

               OBRA Recapture Benefit Plan. Chesterfield Federal maintains a supplemental benefit plan to provide retirement income to a participant that he would otherwise be entitled to receive under Chesterfield Federal's tax-qualified plans but for the cut-backs in benefits due to certain tax law limits enacted under the Omnibus Budget Reconciliation Act of 1993 ("OBRA"). Mr. Michael DeHaan is currently the only participant in this plan. The account of the participant is credited annually with the amount by which the participant's maximum contribution, as defined in the OBRA Recapture Plan, under the profit sharing plan (formerly a money purchase pension plan) exceeds his actual contribution, as defined in the OBRA Recapture Plan. The participant's account is also credited annually with interest at a rate equal to the greater of: (i) 7% per annum, compounded daily, or (ii) the interest rate for one-year certificate of deposits as paid by Chesterfield Federal. In addition, with respect to a participant eligible to participate as of the effective date of the plan, an amount will be credited to the account of each participant in an amount equal to the amount that would have been in the participant's account, as of that date, had the plan been in effect on July 1, 1994.

               In connection with the Company's stock offering and adoption of the employee stock ownership plan, the OBRA Recapture Benefit Plan was amended to include a sub-account for contributions that cannot be made to the employee stock ownership plan due to certain tax law limits. This sub-account is credited each year with a number of units of phantom stock pursuant to a formula intended to provide the participants with the full value of benefits lost under the employee stock ownership plan, after taking into consideration such factors as the administrator deems relevant, including the existence of an outstanding loan under the employee stock ownership plan. This sub-account was also credited with dividends and earnings on dividends, and will receive additional units of phantom stock in the event of a stock dividend or stock split of Chesterfield Financial. A unit of phantom stock will be equivalent in value to a share of common stock of Chesterfield Financial. Upon the participant's separation from service, the participant will be entitled to his vested account balance, payable, at the participant's election, either in a lump sum or in annual installments. If the participant dies before receiving his entire vested account balance, the remainder of his account balance will be paid to the participant's beneficiary in a lump sum.

Ownership Reports by Officers and Directors

               The Common Stock of the Company is registered with the SEC pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and Directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4, or 5 on a timely basis. Based on the Company's review of such ownership reports, no officer, director or 10% beneficial owner of the Company failed to file ownership reports on a timely basis for the fiscal year ended June 30, 2001.

Transactions With Certain Related Persons

               In the ordinary course of business, Chesterfield Federal makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on the same terms, including interest rates and collateral, as comparable loans to other borrowers. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

                 PROPOSAL II - RATIFICATION AND APPROVAL OF THE
                             2001 STOCK OPTION PLAN


General

               Subject to stockholder approval at the annual meeting, Chesterfield Financial has established the Chesterfield Financial Corp. 2001 Stock Option Plan (the "Stock Option Plan") as a method of providing certain key employees and directors of Chesterfield Financial with a proprietary interest in Chesterfield Financial in a manner designed to encourage such persons to remain with Chesterfield Federal and/or Chesterfield Financial, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the Stock Option Plan, the form of which is attached hereto as Exhibit B.

               Chesterfield Financial intends to grant to its employees and directors up to 430,474 options to purchase shares of common stock pursuant to the Stock Option Plan.

Principal Features of the Stock Option Plan

               The Stock Option Plan provides for awards in the form of incentive and non-incentive stock options, reload options and limited rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable Office of Thrift Supervision ("OTS") regulations, as the committee administering the Stock Option Plan may determine.

               The term of stock options generally will not exceed ten years from the date of grant. Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

               Shares issued upon the exercise of a stock option may be either authorized but unissued shares, reacquired shares held by Chesterfield Financial in its treasury, or shares purchased by the Stock Option Plan. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

               The Stock Option Plan is administered by a committee consisting of either two or more "non-employee directors" (as defined in the Stock Option
Plan), or the entire Board of Chesterfield Financial. The members of the committee shall be appointed by the Board of Chesterfield Financial. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of Chesterfield Federal or Chesterfield Financial or its affiliates are eligible to participate. Subject to OTS regulation and policy, the committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest. To the extent required by OTS regulations and policy, no individual officer shall be granted awards with respect to more than 25% of the total shares subject to the Stock Option Plan; no outside director shall be granted awards with respect to more than 5% of the total shares of common stock subject to the Stock Option Plan; all outside directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of common stock subject to the Stock Option Plan; no awards shall begin vesting earlier than one year from the date the Stock Option Plan is approved by stockholders of Chesterfield Financial; no awards shall vest at a rate in excess of 20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of a change in control or termination of employment or service due to normal retirement.

               The OTS has recently issued proposed regulations that would permit stock benefit plans adopted within one year of a stock offering to allow for accelerated vesting in the event of a change in control. In the event that the proposed regulations are finalized, the Stock Option Plan would permit the vesting of options to accelerate in the event of a change in control, and if permitted, upon normal retirement.

               In granting awards under the Stock Option Plan, the committee will consider, among other things, position and years of service, and the value of the individual's services to Chesterfield Financial and Chesterfield Federal. The exercise price will be at least 100% of the fair market value of the underlying common stock at the time of the grant. The exercise price may be paid in cash, common stock, or via a "cashless exercise" (as defined in the Stock Option Plan).

               Stock Options. Incentive Stock Options can only be granted to key employees of Chesterfield Federal, Chesterfield Financial or an "affiliate" (i.e., a parent or subsidiary corporation of Chesterfield Federal or Chesterfield Financial). Outside directors will be granted non-qualified stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with Chesterfield Federal and/or Chesterfield Financial, except as set forth below. In the event a participant ceases to maintain continuous service with Chesterfield Financial or an affiliate by reason of death or disability, and subject to OTS policy and regulations, normal retirement or following a change in control, options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to one year after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options. The participant's vested options will remain exercisable for up to three months in the case of Incentive Stock Options, and one year in the case of non-qualified stock options. If an optionee terminates employment with Chesterfield Federal, Chesterfield Financial or an affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a non-qualified stock option as described above; provided, however, that in the event of death or disability, Incentive Stock Options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

               In the event of death or disability of an optionee, Chesterfield Financial, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary the amount by which the fair market value of the common stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

               Limited Rights. The committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of Chesterfield Financial or Chesterfield Federal, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash.

               Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

               Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to receive a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

               Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of Chesterfield Financial without receipt of payment or consideration by Chesterfield Financial.

               In the case of any merger, consolidation or combination of Chesterfield Financial with or into another holding company or other entity, whereby holders of common stock will receive a cash payment for each share of Common Stock exchanged in the transaction, any individual with exercisable options will receive an amount equal to the difference between the cash payment times the number of shares of common stock subject to such options and the aggregate exercise price of all surrendered options.

               Amendment and Termination. The Board may at any time, subject to OTS regulations and policy, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

               Chesterfield Financial will not implement the Stock Option Plan unless the plan has been approved by a majority of the total votes eligible to be cast.

               Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

               The exercise of a stock option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle Chesterfield Financial to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The sale of an Incentive Stock Option share prior to the end of the applicable holding period, i.e., the longer of two years from the date of grant or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at applicable capital gains rates with respect to any post exercise appreciation in the value of the share.

               The exercise of a non-qualified stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise.

               Reload options are of the same type (non-qualified or incentive) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for Incentive Stock Options or non-qualified stock options.

               The exercise of a Limited Right will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

               Chesterfield Financial will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the individual under the various circumstances described above, provided that Chesterfield Financial meets its federal withholding tax obligations.

               Vote Required. The affirmative vote of a majority of the total votes eligible to be cast is required for approval of the Stock Option Plan.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE STOCK OPTION PLAN.

                 PROPOSAL III - RATIFICATION AND APPROVAL OF THE
                       2001 RECOGNITION AND RETENTION PLAN


General

               Subject to stockholder approval at the annual meeting, Chesterfield Financial has established the Chesterfield Financial Corp. 2001 Recognition and Retention Plan (the "Recognition Plan") as a method of providing certain key employees and outside directors of Chesterfield Financial with a proprietary interest in Chesterfield Financial in a manner designed to encourage such persons to remain with Chesterfield Federal and/or Chesterfield Financial, and to provide further incentives to achieve corporate objectives. The following discussion is qualified in its entirety by reference to the Recognition Plan, the form of which is attached hereto as Exhibit C.

               Chesterfield Financial intends to contribute stock or sufficient funds for the Recognition Plan to acquire 172,190 shares of common stock of Chesterfield Financial, which will be available to be awarded to key employees and outside directors of Chesterfield Financial. Alternatively, such shares may be purchased in the open market.

Principal Features of the Recognition Plan

               The Recognition Plan provides for the award of shares of common stock subject to the restrictions described below. Each award under the Recognition Plan will be made on terms and conditions consistent with the Recognition Plan.

               The Recognition Plan is administered by a committee, which shall be appointed by the Board of Directors of Chesterfield Financial and shall consist of either (i) at least two "non-employee directors" (as defined in the Recognition Plan) of Chesterfield Financial or (ii) the entire Board of Chesterfield Financial. The committee will select the recipients and terms of awards pursuant to the Recognition Plan. Pursuant to the terms of the Recognition Plan, any director or key employee of Chesterfield Federal, Chesterfield Financial or its affiliates may be selected by the committee to participate in the Recognition Plan. In determining to whom and in what amount to grant awards, the committee will consider the position and responsibilities of eligible persons, the value of their services to Chesterfield Financial and Chesterfield Federal and other factors it deems relevant. As of June 30, 2001, there were four non-employee directors eligible to participate in the Recognition Plan.

               To the extent required by OTS regulations and policy, no individual officer shall be granted awards with respect to more than 25% of the total shares subject to the Recognition Plan; no outside director shall be granted awards with respect to more than 5% of the total shares of common stock subject to the Recognition Plan; all outside directors in the aggregate may not be granted awards with respect to more than 30% of the total shares of common stock subject to the Recognition Plan; no awards shall begin vesting earlier than one year from the date the Recognition Plan is approved by stockholders of Chesterfield Financial; no awards shall vest at a rate in excess of

20% per year beginning from the date of grant; and the vesting of an award shall not accelerate in the event of a change in control or termination of employment or service due to normal retirement.

               The OTS has recently issued proposed regulations that would permit stock benefit plans adopted within one year of a stock offering to allow for accelerated vesting in the event of a change in control. In the event that the proposed regulations are finalized, the Recognition Plan would permit the vesting of awards to accelerate in the event of a change in control, and if permitted, upon normal retirement. Subject to the foregoing, the committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such restricted period. Subject to the above restrictions, in the event a recipient ceases to maintain continuous service with Chesterfield Financial or Chesterfield Federal by reason of death or disability, and subject to OTS policy and regulations, normal retirement or following a change in control, Recognition Plan Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested restricted stock will be forfeited. Prior to vesting of the nonvested restricted stock, a recipient will have the right to vote the nonvested restricted stock which has been awarded to the recipient and will receive any dividends declared on such restricted stock. Nonvested restricted stock is subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the Recognition Plan) as an employee, officer, or director of Chesterfield Financial or Chesterfield Federal for the restricted period.

               Effect of Adjustments. Restricted stock awarded under the Recognition Plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

               Federal Income Tax Consequences. Holders of restricted stock will recognize ordinary income on the date that the shares of restricted stock are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of restricted stock will also recognize compensation income (or in the case of nonemployee directors, self employment income) equal to their dividend payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for tax purposes by Chesterfield Financial.

               Amendment to the Recognition Plan. The Board of Directors of Chesterfield Financial may at any time, subject to regulations and policy of the OTS, amend, suspend or terminate the Recognition Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award therefore made pursuant to the Recognition Plan.

               Vote Required. The affirmative vote of a majority of the total votes eligible to be cast is required to approve the Recognition Plan.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPROVAL OF THE RECOGNITION PLAN.

            PROPOSAL IV - RATIFICATION OF THE APPOINTMENT OF AUDITORS


               The Company's independent auditors for the year ended June 30, 2001 were Crowe, Chizek and Company LLP. The Board of Directors of Chesterfield Financial has approved the engagement of Crowe, Chizek and Company LLP to be Chesterfield Financial's auditors for the year ending June 30, 2002, subject to the ratification of the engagement by Chesterfield Financial's stockholders at this annual meeting.

               Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe, Chizek and Company LLP during fiscal 2001:

               Audit Fees                               $  35,500
               Financial Information Systems
                 Design and Implementation Fees         $      --
               All Other Fees                           $ 106,000

               The Audit Committee has considered whether the provision of non-audit services, which relate primarily to services rendered in connection with Chesterfield Federal's mutual-to-stock conversion, as well as for tax services provided, is compatible with maintaining Crowe, Chizek and Company LLP's independence. The Audit Committee concluded that performing such services does not affect Crowe, Chizek and Company LLP's independence in performing its function as auditor of Chesterfield Financial.

               A representative of Crowe, Chizek and Company LLP is expected to attend the annual meeting to respond to appropriate questions and to make a statement if he so desires.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF CROWE, CHIZEK AND COMPANY LLP AS AUDITORS FOR CHESTERFIELD FINANCIAL FOR THE YEAR ENDING JUNE 30, 2002.


                              STOCKHOLDER PROPOSALS


               In order to be eligible for inclusion in the proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at Chesterfield Financial's executive office, 10801 South Western Avenue, Chicago, Illinois 60643, no later than June 19, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING


               The Bylaws of Chesterfield Financial provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of Chesterfield Financial not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require Chesterfield Financial to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

               The date on which next year's annual meeting of stockholders is expected to be held is November 19, 2002. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to Chesterfield Financial by August 21, 2002. If notice is received after August 21, 2002, it will be considered untimely, and Chesterfield Financial will not be required to present the matter at the annual meeting.

                                  OTHER MATTERS


               The Board of Directors is not aware of any business to come before the annual meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                  MISCELLANEOUS


               The cost of solicitation of proxies will be borne by Chesterfield Financial. Chesterfield Financial will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Chesterfield Financial may solicit proxies personally or by telephone without additional compensation. Chesterfield Financial has retained Regan and Associates, Inc., a proxy solicitation firm, to assist Chesterfield Financial in the solicitation of proxies for the annual meeting, for a fee of $5,500, plus out-of-pocket expenses.

               A COPY OF CHESTERFIELD FINANCIAL'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2001, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO RICHARD E. URCHELL, VICE PRESIDENT AND SECRETARY, 10801 SOUTH WESTERN AVENUE, CHICAGO, ILLINOIS 60643 OR BY CALLING
(773) 239-6000.


                                 BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/ Richard E. Urchell
                                 ----------------------
                                 Richard E. Urchell
                                 Corporate Secretary
Chicago, Illinois
October 17, 2001

                                                                       EXHIBIT A
                          CHESTERFIELD FINANCIAL CORP.
                             AUDIT COMMITTEE CHARTER

Organization and Membership

               There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. The members of the committee should exhibit basic financial literacy, or should gain such literacy within a reasonable time after appointment, to allow the members to discharge their responsibilities hereunder. Financial literacy is signified by the ability to read and understand fundamental financial statements. Furthermore, at least one member of the committee should have financial expertise, signified by past experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer or other senior officer with financial oversight responsibilities.

Statement of Policy

               The Audit Committee shall provide assistance to corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between and among the directors, management, and the independent auditors. The Audit Committee shall meet four times per year, or more frequently as circumstances warrant.

Duties of the Audit Committee

a. Recommending to the board the engagement of the independent auditor after consideration of: the nature and quality of audit services rendered or to be rendered; the nature of and compensation for non-audit services rendered or contracted for; the effect, if any, of any non-audit activities or relationships that may bear on the objectivity or independence of the independent auditor; and any other relevant factors.

b. Reviewing with management and the independent auditor the scope of services required by the audit, significant accounting policies, and audit conclusions regarding significant accounting estimates.

c. Reviewing with management and the independent auditor their assessments of the adequacy of internal controls and the resolution of identified material weaknesses and reportable conditions in internal controls, if any, including the prevention or detection of management override or compromise of internal controls.

d. Reviewing with management the institution's compliance with laws and regulations.

e. Discussing with management both the selection and termination of the independent auditor and any significant disagreements between the independent auditor and management.

f. Taking other action, independent of management, whenever appropriate.

g. Through its chairman, or in the absence of the chairman another designated member, reviewing interim financial data and discussing with the Chief Financial Officer (or other appropriate officer in the absence of the Chief Financial Officer) and independent auditor, if necessary, in person or by telephone conference, the results of the auditor's review of the data prior to the filing of Form 10-Q, and preferably prior to the public announcement of financial results.

h. Performing such other duties as assigned by law, the company's certificate of incorporation and bylaws, or the Board of Directors.

                                                                       EXHIBIT B
                          CHESTERFIELD FINANCIAL CORP.
                             2001 STOCK OPTION PLAN

1.             Purpose

               The purpose of the Chesterfield Financial Corp. 2001 Stock Option Plan (the "Plan") is to advance the interests of Chesterfield Financial Corp. (the "Company") and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including Chesterfield Federal Savings and Loan Association of Chicago (the "Association"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.             Definitions

               "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Association, as such terms are defined in
Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

               "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, and/or Reload Options granted under the provisions of the Plan.

               "Association" means Chesterfield Federal Savings and Loan Association of Chicago, or a successor corporation.

               "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be determined in accordance with Section 16 hereof.

               "Board" or "Board of Directors" means the board of directors of the Company, unless otherwise noted herein.

               "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

               "Change in Control" of the Association or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Association's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction in which the Association or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Committee" means the Stock Benefits Committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

               "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

               "Company" means Chesterfield Financial Corp., the stock holding company of the Association, or a successor corporation.

               "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

               "Date of Grant" means the actual date on which an Award is granted by the Committee.

               "Director" means a member of the Board.

               "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

               "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

               "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published in The Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

               "Incentive Stock Option" means an Option granted by the Committee to a Key Employee, which Option is designated as an Incentive Stock Option pursuant to Section 9.

               "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

               "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

               "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

               "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or
(d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

                "Normal Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan.

               "Option" means an Award granted under Section 8 or Section 9.

               "OTS" means the Office of Thrift Supervision.

               "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

               "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

               "Reload Option" mean an option to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 19 of the Plan.

               "Right" means a Limited Right.

               "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.             Plan Administration Restrictions

               The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan and OTS regulations and policy, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

               All transactions involving a grant, award or other acquisition from the Company shall:

               (a) be approved by the Company's full Board or by the Committee;
                   or

               (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

               (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.             Types of Awards

               Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; and (d) Reload Options.

5.             Stock Subject to the Plan

               Subject to adjustment as provided in Section 17, the maximum number of shares reserved for issuance under the Plan is 430,473 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights, exercised for cash, new Awards may be made with respect to these shares.

6.             Eligibility

               Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, and/or Reload Options under the Plan.

7.             General Terms and Conditions of Options and Rights

               (a) The Committee shall have full and complete authority and discretion, subject to OTS regulations and policy and except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions:
(i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

               (b) To the extent required by OTS regulations and policy, the following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant; and the vesting of an award shall not accelerate in the event of a Change in Control or termination of employment or service due to Normal Retirement.

8.             Non-Statutory Stock Options

               The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section. Subject to adjustment as provided in Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 215,236, subject to OTS regulation and policy, as set forth in Section 7 above, to the extent applicable.

               (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

               (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 13 hereof, as determined b the Committee.

               (c) Vesting. Subject to Section 7(b) hereof, a Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

               (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

               (e) Amount of Awards. Subject to Section 7(b) hereof, Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Association, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Association, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

               (f) Term of Options. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options granted to Outside Directors may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years from the Date of Grant. The Committee may, in its sole discretion and subject to OTS regulations and policy, accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Key Employees and/or Outside Directors.

               (g) Termination of Employment or Service. Subject to Section 7(b) hereof, upon the termination of a Key Employee's employment, or upon termination of an Outside Director's service, for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change in Control (other than for Cause following a Change in Control), the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of employment or service due to death or Disability, or subject to
Section 7(b) hereof, following a Change in Control or due to Normal Retirement, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one years following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

               (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.             Incentive Stock Options

               The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

               (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

               (b) Price. Subject to Section 17 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined on the exercise date.

               (c) Vesting. Subject to Section 7(b) hereof, Incentive Stock Options awarded to Key Employees shall vest at the rate or rates determined by the Committee. No Incentive Stock Option shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

               (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date.

               The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

               The Committee may, in its sole discretion and subject to OTS regulations and policy, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, and subject to
Section 7(b) hereof, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 9 to the extent permitted).

               (e) Amounts of Awards. Subject to Section 7(b) hereof, Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, and subject to adjustment pursuant to Section 17 of the Plan (and except for shares awarded pursuant to the exercise of a Reload Option), the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 215,236. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Association, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Association, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this
Section 9(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

               (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

               (g) Termination of Employment. Subject to Section 7(b) hereof, upon the termination of a Key Employee's employment for any reason other than death, Disability, Termination for Cause, termination upon Normal Retirement, or termination following a Change in Control (other than for Cause following a Change in Control), the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination for a period of three months following termination. Upon termination of a Key Employee's employment due to death or Disability, or subject to Section 7(b) hereof, following a Change in Control or due to Normal Retirement, all Incentive Options held by a Key Employee, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for one year following the date of such termination, death or cessation of employment, provided that in no event shall the period extend beyond the expiration of the Stock Option term, and provided, further, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause, all rights under the Incentive Stock Options shall expire upon termination.

               No Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability. In order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of employment.

               (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

               (i) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of
Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of
Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.            Limited Rights

               The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Association or the Company, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

               (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

               The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

               Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

               (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling of interest accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.            Reload Option

               Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 19. A Reload Option is subject to all of the same terms and conditions as the original Option, including the remaining Option exercise term, except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

12.            Surrender of Option

               In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

13.            Alternate Option Payment Mechanism

               The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

               (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

               (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

               (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

14.            Rights of a Stockholder

               A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

15.            Agreement with Participants

               Each Award of Options, Reload Options, and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

16.            Designation of Beneficiary

               A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, or Limited Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his or her surviving spouse, or if none, his or her estate will be deemed to be the Beneficiary.

17.            Dilution and Other Adjustments

               In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

               (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

               (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

               (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

               No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

18.            Effect of a Change in Control on Option Awards

               In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

               (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

               (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

19.            Withholding

               There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

20.            Amendment of the Plan

               The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award.

21.            Effective Date of Plan

               The Plan shall become effective upon the date of approval of the Plan by the Company's stockholders.

22.            Termination of the Plan

               The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

23.            Applicable Law

               The Plan will be administered in accordance with the laws of the State of Delaware.

                                                                       EXHIBIT C

                          CHESTERFIELD FINANCIAL CORP.
                       2001 RECOGNITION AND RETENTION PLAN

1.             Establishment of the Plan; Creation of Separate Trust

               (a) Chesterfield Financial Corp. (the "Company") hereby establishes the Chesterfield Financial Corp. 2001 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

               (b) A separate trust or trusts may be established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a trust is established and a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust. If no trust is established, forfeited shares shall be cancelled or held in treasury as determined by the Committee.

2.             Purpose of the Plan

               The purpose of the Plan is to advance the interests of the Association and the Company and the Company's stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including the Association, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.             Definitions

               The following words and phrases, when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

               "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Association, as such terms are defined in
Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

               "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

               "Association" means Chesterfield Federal Savings and Loan Association of Chicago, or a successor corporation.

               "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

               "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise noted.

               "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

               "Change in Control" of the Association or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Association or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the

Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities, except for any securities purchased by the Association's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Association or the Company or similar transaction in which the Association or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Committee" means a committee of the Board of the Company consisting of either (i) at least two Non-Employee Directors of the Company, or
(ii) the entire Board of the Company.

               "Common Stock" means shares of the common stock of the Company, par value $.01 per share.

               "Company" means Chesterfield Financial Corp., the stock holding company of the Association, or a successor corporation.

               "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Association or in the case of transfers between payroll locations of the Association or between the Association, its parent, its subsidiaries or its successor.

               "Director" means a member of the Board.

               "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

               "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

               "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

               "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

               "Normal Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Company or an Affiliate, or, if no such plan is applicable, which would constitute "retirement" under any qualified pension benefit plan maintained by the Company or an Affiliate, if such individual were a participant in such plan.

               "OTS" means the Office of Thrift Supervision.

               "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

               "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

               "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under
Section 6 with respect to Restricted Stock awarded under the Plan.

               "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.             Administration of the Plan.

               (a) Role of the Committee. The Plan shall be administered by the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan and subject to OTS regulations and policy, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

               (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Company. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Association prior to Normal Retirement.

               (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

                  (i) be approved by the Company's full Board or by the Committee;

                  (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of stockholders; or

                  (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

               (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Association or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Association and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.             Eligibility; Awards

               (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

               (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in
Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Association's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 172,189.

               (c) To the extent required by OTS regulations and policy, the following provisions shall apply to all Awards made under this plan: no individual officer shall be granted Awards with respect to more than 25% of the total shares subject to the Plan; no Outside Director shall be granted Awards with respect to more than 5% of the total shares of Common Stock subject to the Plan; all Outside Directors in the aggregate may not be granted Awards with respect to more than 30% of the total shares of Common Stock subject to the Plan; no Awards shall begin vesting earlier than one year from the date the Plan is approved by stockholders of the Company; no Awards shall vest at a rate in excess of 20% per year beginning from the Date of Grant; and the vesting of an award shall not accelerate in the event of a Change in Control or termination of employment or service due to Normal Retirement. Subject to the foregoing, the Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

               (d) In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

               (e) In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Company and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Association, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

               No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Company or an Affiliate until the restrictions lapse.

               (f) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

               (g) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.             Terms and Conditions of Restricted Stock

               The Committee shall have full and complete authority, subject to
Section 5(c) and the other limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

               (a) General Rules. Subject to Section 5(c) hereof, Restricted Stock shall be earned by a Recipient at the rate or rates determined by the Committee, provided that such Recipient maintains Continuous Service. No shares shall vest in any year in which the Association is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section
83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

               (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason, unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

               (c) Exception for Termination Due to Death or Disability, Normal Retirement and Following a Change in Control. Notwithstanding the general rule contained in Section 6(a), and subject to Section 5(c) hereof, Restricted Stock awarded to a Recipient whose employment with the Company or an Affiliate or service on the Board terminates due to death, Disability, or Normal Retirement, or following a Change in Control, shall be deemed earned as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director shall not be deemed earned until both employment and service as a Director have been terminated.

               (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

               (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent, and shall bear the following (or a similar) legend:

                "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Chesterfield Financial Corp. 2001 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Chesterfield Financial Corp., 10801 S. Western Avenue, Chicago, Illinois 60643."

               (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all stockholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Association, or can return such dividends to the Company.

               (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

               (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(d) and the shares represented by such certificate(s) shall be free of the restrictions referred to in Section 6(a).

7.             Adjustments upon Changes in Capitalization

               In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

 8.            Assignments and Transfers

               No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.             Key Employee Rights under the Plan

               No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Company or any Affiliate.

10.            Outside Director Rights under the Plan

               Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Company or any Affiliate.

11.            Withholding Tax

               Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Association or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Association or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Association or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Association or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Association or the Company is required to withhold with respect to such dividend payments.

12.            Amendment or Termination

               The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, shall be approved by the Committee, or the full Board of the Company.

13.            Governing Law

               The Plan shall be governed by the laws of the State of Delaware.

14.            Term of Plan

               The Plan shall become effective on the date of, or a date determined by the Board of Directors following approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or (ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                          CHESTERFIELD FINANCIAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                November 20, 2001

     The undersigned hereby appoints the official proxy committee consisting of the Directors of Chesterfield Financial Corp. (the "Company") who are not named as nominees hereon, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders ("Annual Meeting") to held at 10801 South Western Avenue, Chicago, Illinois on November 20, 2001, at 12:00 noon, local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1. The election as a director of all nominees listed below (except as marked to the contrary below) for a three-year term:

     Robert T. Mangan and Donald D. Walters

                   FOR                         WITHHOLD
                   [_]                           [_]

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Withhold" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


2.   The approval of Chesterfield Financial Corp. 2001 Stock Option Plan.

              FOR             AGAINST            ABSTAIN
              [_]               [_]                [_]

3. The approval of Chesterfield Financial Corp. 2001 Recognition and Retention Plan.

              FOR             AGAINST            ABSTAIN
              [_]               [_]                [_]

4. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the fiscal year ending June 30, 2002.

              FOR             AGAINST            ABSTAIN
              [_]               [_]                [_]

     The Board of Directors recommends a vote "FOR" each of the listed proposals.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.


                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above__________________________________________________


- Detach above card, sign, date and mail in postage-prepaid envelope provided. -

                          CHESTERFIELD FINANCIAL CORP.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Should the above-signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Annual Meeting.

     The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting, audited financial statements and a Proxy Statement dated October 17, 2001.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held as joint tenants, only one holder needs to sign.

     PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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